EXHIBIT 99.2

REMARK HOLDINGS, INC. AND SUBSIDIARIES
Unaudited Pro Forma Consolidated Financial Information

The following unaudited pro forma consolidated balance sheet as of March 31, 2019 and the unaudited pro forma consolidated statements of operations and comprehensive loss for the three months ended March 31, 2019 and the years ended December 31, 2018 and 2017, have been derived from the historical consolidated financial statements of Remark Holdings, Inc. (together with its subsidiaries, “we”, “us”, “our”, “Remark Holdings” or “Remark”) as adjusted to give effect to our sale of all of the outstanding membership interests in Vegas.com, LLC (the “Vegas.com Sale”), and are intended to reflect the impact of the Vegas.com Sale on Remark on a pro forma basis as of and for the periods indicated.

Roomlia, Inc. owns and operates the mobile hotel booking application known as Roomlia. After the Vegas.com Sale, we will not continue to operate in the travel space; therefore, we will write off all of Roomlia, Inc.’s remaining assets.

The following unaudited pro forma consolidated financial information is based upon, and should be read in conjunction with our unaudited condensed consolidated financial statements and the related notes and Management’s Discussion and Analysis of Financial Condition and Results of Operations (“MD&A”) included in our Quarterly Report on Form 10-Q for the three months ended March 31, 2019 and our historical audited consolidated financial statements and the related notes and MD&A included in our Annual Reports on Forms 10-K for the fiscal years ended December 31, 2018 and 2017, as filed with the Securities and Exchange Commission on May 10, 2019, April 1, 2019 and April 2, 2018, respectively.

The unaudited pro forma consolidated balance sheet as of March 31, 2019 reflects the Vegas.com Sale as if it had been consummated on March 31, 2019, and includes pro forma adjustments based on estimates made by management.

The unaudited pro forma consolidated statements of operations and comprehensive loss for the three months ended March 31, 2019 and for the years ended December 31, 2018 and 2017 give effect to the Vegas.com Sale as if it had been consummated on January 1st of the respective fiscal year.

We have prepared the unaudited pro forma consolidated financial information for informational purposes only and it is based upon estimates by Remark’s management, which are based upon available information and certain assumptions that Remark’s management believes are reasonable as of the date of this report. The unaudited pro forma combined financial information is not intended to be indicative of actual financial position or results of operations that would have been achieved had the Vegas.com Sale been consummated on the dates indicated, nor does it purport to indicate results which may be attained in the future. Actual amounts could differ materially from these estimates.

REMARK HOLDINGS, INC. AND SUBSIDIARIES
Unaudited Pro Forma Consolidated Balance Sheet
March 31, 2019
(dollars in thousands, except par values)

	HISTORICAL	PRO FORMA ADJUSTMENTS				PRO FORMA
	Remark Holdings, Inc. and Subsidiaries	Sale of Vegas.com and Subsidiaries	Disposal of Roomlia.com	Other		Remark Holdings, Inc. and Subsidiaries
Assets
Cash and cash equivalents	$16,512	$(14,977)	$—	$—		$1,535
Restricted cash	11,139	(11,139)	—	—		—
Trade accounts receivable, net	4,416	(441)	—	—		3,975
Prepaid expense and other current assets	13,500	(4,530)	—	—		8,970
Notes receivable, current	100	—	—	—		100
Total current assets	45,667	(31,087)	—	—		14,580
Property and equipment, net	9,654	(7,691)	—	—		1,963
Operating lease assets	6,108	(1,395)	—	—		4,713
Investment in unconsolidated affiliates	1,960	—	—	—		1,960
Intangibles, net	16,749	(14,434)	(1,391)	—		924
Goodwill	18,514	(15,044)	(3,470)	—		—
Other long-term assets	852	(3,595)	—	3,201	A	458
Total assets	$99,504	$(73,246)	$(4,861)	$3,201		$24,598
Liabilities and Stockholders’ Equity
Accounts payable	$21,276	$(17,086)	$—	$3,900	B	$8,090
Accrued expense and other current liabilities	31,921	(11,265)	—	—		20,656
Deferred merchant booking	10,747	(10,747)	—	—		—
Contract liability	6,089	(6,049)	—	—		40
Note payable	3,000	—	—	—		3,000
Current maturities of long-term debt, net of unamortized discount and debt issuance cost	35,547	—	—	(28,797)	C	6,750
Total current liabilities	108,580	(45,147)	—	(24,897)		38,536
Operating lease liabilities, long-term	7,339	(1,968)	—	—		5,371
Warrant liability	2,799	—	—	—		2,799
Other liabilities	254	(3,170)	—	3,129	A	213
Total liabilities	118,972	(50,285)	—	(21,768)		46,919

Common stock, $0.001 par value; 100,000,000 shares authorized; 40,722,229 shares issued and outstanding at March 31, 2019	41	—	—	—		41
Additional paid-in-capital	310,618	(40,787)	(6,810)	40,787	D	303,808
Accumulated other comprehensive income	(62)	—	—	—		(62)
Accumulated deficit	(330,065)	17,826	1,949	(15,818)	E	(326,108)
Total stockholders’ deficit	(19,468)	(22,961)	(4,861)	24,969		(22,321)
Total liabilities and stockholders’ deficit	$99,504	$(73,246)	$(4,861)	$3,201		$24,598

REMARK HOLDINGS, INC. AND SUBSIDIARIES
Unaudited Pro Forma Consolidated Statement of Operations and Comprehensive Loss
For the Three Months Ended March 31, 2019
(dollars in thousands, except per share values)

	HISTORICAL	PRO FORMA ADJUSTMENTS				PRO FORMA
	Remark Holdings, Inc. and Subsidiaries	Sale of Vegas.com and Subsidiaries	Disposal of Roomlia.com	Other		Remark Holdings, Inc. and Subsidiaries
Revenue	$19,463	$(18,254)	$—	$—		$1,209
Cost and expense						—
Cost of revenue (excluding depreciation and amortization)	4,369	(2,776)	—	—		1,593
Sales and marketing	10,107	(9,248)	—	—		859
Technology and development	3,502	(2,198)	—	—		1,304
General and administrative	4,606	(1,628)	(1)	—		2,977
Depreciation and amortization	2,472	(2,068)	(79)	—		325
Other operating expense	251	(245)	—	—		6
Total cost and expense	25,307	(18,163)	(80)	—		7,064
Operating loss	(5,844)	(91)	80	—		(5,855)
Other income (expense)
Interest expense	(1,525)	(1)	—	543	F	(983)
Other income (expense), net	(41)	(4)	—	—		(45)
Change in fair value of warrant liability	(1,416)	—	—	—		(1,416)
Other loss	(26)	13,516	(3,115)	(10,401)	G	(26)
Total other income (expense), net	(3,008)	13,511	(3,115)	(9,858)		(2,470)
Loss before income taxes	(8,852)	13,420	(3,035)	(9,858)		(8,325)
Benefit from (provision for) income taxes	—	—	—	—		—
Net loss	$(8,852)	$13,420	$(3,035)	$(9,858)		$(8,325)
Other comprehensive income (loss)
Foreign currency translation adjustments	(94)	—	—	—		(94)
Comprehensive loss	$(8,946)	$13,420	$(3,035)	$(9,858)		$(8,419)

Weighted-average shares outstanding, basic and diluted	39,258	—	—	—		39,258

Net loss per share, basic and diluted	$(0.23)	$—	$—	$—		$(0.21)

REMARK HOLDINGS, INC. AND SUBSIDIARIES
Unaudited Pro Forma Consolidated Statement of Operations and Comprehensive Loss
For the Year Ended December 31, 2018
(dollars in thousands, except per share values)

	HISTORICAL	PRO FORMA ADJUSTMENTS				PRO FORMA
	Remark Holdings, Inc. and Subsidiaries	Sale of Vegas.com and Subsidiaries	Disposal of Roomlia.com	Other		Remark Holdings, Inc. and Subsidiaries
Revenue	$79,110	$(69,055)	$(2)	$—		$10,053
Cost and expense						—
Cost of revenue (excluding depreciation and amortization)	24,628	(11,724)	—	—		12,904
Sales and marketing	38,391	(34,083)	—	—		4,308
Technology and development	13,332	(8,935)	(3)	—		4,394
General and administrative	33,343	(4,819)	(6)	—		28,518
Depreciation and amortization	10,875	(8,472)	(314)	—		2,089
Impairments	2,209	—	—	—		2,209
Other operating expense	1,084	(954)	—	—		130
Total cost and expense	123,862	(68,987)	(323)	—		54,552
Operating loss	(44,752)	(68)	321	—		(44,499)
Other income (expense)
Interest expense	(6,491)	(3)	—	3,968	F	(2,526)
Other income, net	282	(15)	—	—		267
Change in fair value of warrant liability	27,879	—	—	—		27,879
Other gain	858	28	—	—		886
Total other income (expense), net	22,528	10	—	3,968		26,506
Loss before income taxes	(22,224)	(58)	321	3,968		(17,993)
Benefit from income taxes	667	—	—	—		667
Net loss	$(21,557)	$(58)	$321	$3,968		$(17,326)
Other comprehensive income (loss)
Foreign currency translation adjustments	(83)	—	—	—		(83)
Comprehensive loss	$(21,640)	$(58)	$321	$3,968		$(17,409)

Weighted-average shares outstanding, basic and diluted	34,545	—	—	—		34,545

Net loss per share, basic and diluted	$(0.62)	$—	$—	$—		$(0.50)

REMARK HOLDINGS, INC. AND SUBSIDIARIES
Unaudited Pro Forma Consolidated Statement of Operations and Comprehensive Loss
For the Year Ended December 31, 2017
(dollars in thousands, except per share values)

	HISTORICAL	PRO FORMA ADJUSTMENTS				PRO FORMA
	Remark Holdings, Inc. and Subsidiaries	Sale of Vegas.com and Subsidiaries	Disposal of Roomlia.com	Other		Remark Holdings, Inc. and Subsidiaries
Revenue	$70,601	$(61,541)	$(2)	$—		$9,058
Cost and expense						—
Cost of revenue (excluding depreciation and amortization)	16,909	(10,768)	—	—		6,141
Sales and marketing	33,252	(30,201)	—	—		3,051
Technology and development	11,642	(8,141)	(3)	—		3,498
General and administrative	19,391	(4,990)	9	—		14,410
Depreciation and amortization	11,070	(8,155)	(318)	—		2,597
Impairments	14,646	—	—	—		14,646
Other operating expense	1,070	(783)	—	—		287
Total cost and expense	107,980	(63,038)	(312)	—		44,630
Operating loss	(37,379)	1,497	310	—		(35,572)
Other income (expense)
Interest expense	(4,645)	(4)	—	158	F	(4,491)
Other income, net	23	(19)	—	—		4
Change in fair value of warrant liability	(64,139)	—	—	—		(64,139)
Other loss	(317)	125	—	—		(192)
Total other income (expense), net	(69,078)	102	—	158		(68,818)
Loss before income taxes	(106,457)	1,599	310	158		(104,390)
Provision for income taxes	(278)	—	—	—		(278)
Net loss	$(106,735)	$1,599	$310	$158		$(104,668)
Other comprehensive income (loss)
Foreign currency translation adjustments	131	—	—	—		131
Comprehensive loss	$(106,604)	$1,599	$310	$158		$(104,537)

Weighted-average shares outstanding, basic and diluted	23,763	—	—	—		23,763

Net loss per share, basic and diluted	$(4.49)	$—	$—	$—		$(4.40)

REMARK HOLDINGS, INC. AND SUBSIDIARIES
Notes to Unaudited Pro Forma Consolidated Financial Information

The unaudited pro forma consolidated financial information above reflects the following pro forma adjustments:

A.	Elimination of intercompany accounts receivable and accounts payable

B.
Increase in accounts payable and accrued expense for costs incurred directly as a result of the Vegas.com Sale, including bankers’ fees, legal fees, and insurance costs for runoff policies (primarily six years of Directors and Officers coverage)

C.	Paydown of debt using the $30 million of proceeds from the Vegas.com Sale, partially offset by a write off of unamortized debt discount and debt issuance cost

D.	Elimination of investment in Vegas.com subsidiary

E.	Net effect of pro forma adjustments

F.	Decrease in interest expense, including amortization of debt discount and debt issuance cost, resulting from the paydown of debt principal plus additional interest due upon early paydown

G.	Elimination of gain on forgiveness of intercompany accounts receivable and accounts payable balances